Exhibit 99.1

RCO 2018-VFS1 Trust

Mortgage-Backed Notes, Series 2018-VFS1

Sample Mortgage Loan and Sample Mortgaged Property Agreed-Upon Procedures

Report To:

Residential Credit Opportunities II, LLC

RCO 2018-VFS1 Depositor LLC

31 October 2018

Ernst & Young LLP 5 Times Square New York, NY 10036	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

Residential Credit Opportunities II, LLC

RCO 2018-VFS1 Depositor LLC

3020 Old Ranch Parkway, Suite 180

Seal Beach, California 90740

Re:	RCO 2018-VFS1 Trust (the “Issuer”) Mortgage-Backed Notes, Series 2018-VFS1 (the “Notes”) Sample Mortgage Loan and Sample Mortgaged Property Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to by Residential Credit Opportunities II, LLC (the “Sponsor”), RCO 2018-VFS1 Depositor LLC (the “Depositor”) and Nomura Securities International, Inc. (the “Initial Purchaser,” together with the Sponsor and Depositor, the “Specified Parties”), solely to assist the Depositor with respect to a pool of fully-amortizing, fixed-rate and adjustable-rate, residential rental mortgage loans (the “Mortgage Loans”) secured by first liens primarily on one-to-four family residential properties (the “Mortgaged Properties”) relating to the Issuer’s securitization transaction. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of the procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Sponsor, on behalf of the Depositor, provided us with:

a.	An electronic data file labeled “04 RCO 2018-VFS1 Investor Tape.xlsx” and corresponding record layout and decode information (the “Preliminary Data File”) that the Sponsor, on behalf of the Depositor, indicated contains information as of 30 September 2018 (the “Cut-off Date”) relating to certain mortgage loans (the “Preliminary Mortgage Loans”) that are each secured by one or more mortgaged properties (the “Preliminary Mortgaged Properties”) which the Sponsor, on behalf of the Depositor, indicated are expected to be representative of the Mortgage Loans and Mortgaged Properties, respectively,

b.	Imaged copies of the:
i.	Promissory note, borrower certifications and acknowledgements, security deed and/or occupancy affidavit (as applicable and collectively, the “Note”),
ii.	Payment letter to the borrower or first payment letter (as applicable and collectively, the ”Payment Letter”),
iii.	Appraisal report, appraiser’s certification or CDA/appraisal desktop review assignment (as applicable and collectively, the “Appraisal”),
iv.	Lease agreement or rental contract (as applicable and collectively, the “Lease Agreement”),
v.	Underwriting approval (the “Underwriting Approval”) and
vi.	Settlement statement, closing disclosure or purchase and sale agreement (as applicable and collectively, the “Settlement Statement,” together with the Note, Payment Letter, Appraisal, Lease Agreement and Underwriting Approval, the “Source Documents”),

that the Sponsor, on behalf of the Depositor, indicated relate to the Sample Mortgage Loans and Sample Mortgaged Properties (both as defined in Attachment A),

c.	The list of relevant characteristics relating to the:
i.	Sample Mortgaged Properties (the “Sample Mortgaged Property Characteristics”) and
ii.	Sample Mortgage Loans (the “Sample Mortgage Loan Characteristics,” together with the Sample Mortgaged Property Characteristics, the “Sample Characteristics”)

on the Preliminary Data File, which is shown on Exhibit 1 to Attachment A, and

d.	Instructions, assumptions and methodologies, which are described in Attachment A.

The procedures described in Attachment A were limited to comparing or recalculating certain information that is further described in Attachment A. The Depositor is responsible for the Preliminary Data File, Source Documents, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform and we have not performed any procedures other than those listed in Attachment A with respect to the Preliminary Data File. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Source Documents or any other information provided to us by the Sponsor, on behalf of the Depositor, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion as to (a) the existence of the Preliminary Mortgage Loans, Preliminary Mortgaged Properties, Mortgage Loans or Mortgaged Properties, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Sponsor, on behalf of the Depositor, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the American Institute of Certified Public Accountants on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination of the Mortgage Loans conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria or other requirements,
ii.	The value of the collateral securing the Mortgage Loans,
iii.	Whether the originators of the Mortgage Loans complied with federal, state or local laws or regulations or
iv.	Any other factor or characteristic of the Mortgage Loans that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for the use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

31 October 2018

Attachment A

Procedures performed and our associated findings

1.	As instructed by the Sponsor, on behalf of the Depositor, we randomly selected a sample of 598 Preliminary Mortgage Loans (the “Sample Mortgage Loans”) from the Preliminary Data File. For the purpose of this procedure, the Sponsor, on behalf of the Depositor, did not inform us as to the basis for how they determined the number of Sample Mortgage Loans or the methodology they instructed us to use to select the Sample Mortgage Loans from the Preliminary Data File.

We noted that the 598 Sample Mortgage Loans are secured by 702 Preliminary Mortgaged Properties (each, a “Sample Mortgaged Property”). For the purpose of the procedures described in this report, the 598 Sample Mortgage Loans and the corresponding 702 Sample Mortgaged Properties are referred to as Sample Numbers 1-0 through 598-4. The Sample Mortgage Loans are represented by Sample Numbers with a right-most digit of “0” and Sample Mortgaged Properties are represented by Sample Numbers with a right-most digit other than “0.”

2.	For each Sample Mortgage Loan and Sample Mortgaged Property, we compared the Sample Characteristics, as applicable, listed on Exhibit 1 to Attachment A, as shown on the Preliminary Data File, to the corresponding information located on, or to the corresponding information we recalculated using information located on, the Source Documents, subject to the instructions, qualifications, assumptions and methodologies provided by the Sponsor, on behalf of the Depositor, described in the notes to Exhibit 1 to Attachment A. The Source Document(s) that we were instructed by the Sponsor, on behalf of the Depositor, to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A. Except for the information shown on Exhibit 2 to Attachment A, all such compared information was in agreement.

Exhibit 1 to Attachment A Page 1 of 7

Sample Characteristics and Source Documents

Sample Mortgaged Property Characteristics

Sample Mortgaged Property Characteristic	Preliminary Data File Field Name	Source Document(s)	Note(s)

Collateral ID	Collateral ID	Note	i.

Property state	State	Note or Appraisal	ii.

Property zip code	Zip Code	Note or Appraisal	ii.

Property type	Property Type	Appraisal	ii., iii.

Property condition	Property Condition	Appraisal	ii., iv.

Appraisal value	Appraisal Value	Appraisal or Underwriting Approval	ii.

Occupancy status	Owner Occupancy	Note, Appraisal or Underwriting Approval	ii.

Property purpose	Loan Purpose	(a) Settlement Statement or (b) Settlement Statement, Note and recalculation	v.

Purchase price (if applicable)	Purchase Price	Settlement Statement

Market rent	Rent	Appraisal or Underwriting Approval	ii., vi.

Exhibit 1 to Attachment A Page 2 of 7

Sample Mortgage Loan Characteristics

Sample Mortgage Loan Characteristic	Preliminary Data File Field Name	Source Document(s)	Note(s)

Collateral ID	Collateral ID	Note	i.

Original principal balance	Original Balance	Note

Initial interest rate	Original Rate	Note

First payment date	First Payment Date	Note

Maturity date	Maturity Date	Note

Original term to maturity	Original Maturity Term	(a) Note or (b) Note and recalculation	vii.

Prepayment penalty type	Prepay Penalty Type	Note

ARM index	ARM Index	Note

ARM margin	ARM Margin	Note

Initial periodic cap	Initial Periodic Cap	Note and recalculation	viii.

Life rate cap	Life Rate Cap	Note and recalculation	ix.

Rate adjustment frequency	Rate Adjustment Frequency	Note

Subsequent periodic cap	Subsequent Perodic Cap	Note

Initial rate adjustment period	Initial Rate Adjustment Period	Note and recalculation	x.

Original loan-to-value ratio	Originator Original LTV	(a) Appraisal, Settlement Statement, Note and recalculation or (b) Appraisal, Note and recalculation	ii., xi.

T&I payment	T & I & A Payment	(a) Payment Letter and recalculation, (b) Payment Letter, Appraisal and recalculation or (c) Payment Letter, Underwriting Approval and recalculation	ii., xii.

Exhibit 1 to Attachment A Page 3 of 7

Notes:

i.	For identification purposes only.

ii.	For the purpose of comparing the indicated Sample Mortgaged Property Characteristics or Sample Mortgage Loan Characteristics for each Sample Mortgaged Property or Sample Mortgage Loan, respectively, the Sponsor, on behalf of the Depositor, provided one or more of the indicated Source Documents. The Sponsor, on behalf of the Depositor, instructed us to note agreement if the information on the Preliminary Data File agreed to the corresponding information on at least one such Source Document. We performed no procedures to reconcile any differences that may exist between various Source Documents, or within a single Source Document, for the indicated Sample Mortgaged Property Characteristics.

Additionally, for certain Sample Mortgaged Properties, the Sponsor, on behalf of the Depositor, provided us with more than one Appraisal. The Sponsor, on behalf of the Depositor, instructed us to use the most recent Appraisal for the purpose of comparing the indicated Sample Mortgaged Property Charactistics and Sample Mortgage Loan Characteristics.

iii.	For the purpose of comparing the property type Sample Mortgaged Property Characteristic for each Sample Mortgaged Property, the Sponsor, on behalf of the Depositor, instructed us to note agreement with a property type of “SFR”, as shown on the Preliminary Data File, if the property type, as shown on the Appraisal, is “Condominium” or “PUD” (in accordance with note ii., as applicable).

iv.	For the purpose of comparing the property condition Sample Mortgaged Property Characteristic for each Sample Mortgaged Property that does not have the property condition specifically stated on the Appraisal, the Sponsor, on behalf of the Depositor, instructed us to note agreement if the property condition, as shown on the Preliminary Data File, agreed with the corresponding property condition, as shown on the Appraisal (in accordance with note ii., as applicable) in accordance with the decode table that is shown below:

Preliminary Data File Value	Appraisal Value

C1	Excellent
C2	Very good
C3	Good
C3	Above average
C3	Average plus
C3	Average/update
C4	Average
C5	Fair
C6	Poor

Exhibit 1 to Attachment A Page 4 of 7

Notes: (continued)

v.	For the purpose of comparing the property purpose Sample Mortgaged Property Characteristic for each Sample Mortgaged Property, the Sponsor, on behalf of the Depositor, instructed us to note agreement with a property purpose of “P,” as shown on the Preliminary Data File, if we observed a purchase price, as shown on the Settlement Statement, corresponding to the Sample Mortgaged Property (each, a “Sample Purchase Property”).

For the purpose of comparing the property purpose Sample Mortgaged Property Characteristic for each Sample Mortgaged Property that is not a Sample Purchase Property (except for Sample Numbers 64-1, 77-1, 97-1, 178-1, 209-1, 287-1, 289-1, 342-1, 482-1, 540-1 and 547-1), the Sponsor, on behalf of the Depositor, instructed us to note agreement with a property purpose of:

(a)	“CO,” as shown on the Preliminary Data File, if the cash to borrower, as shown on the Settlement Statement (the “Amount to Borrower”), is greater than the lesser of (i) $1,000 or (ii) 1% of the original principal balance of the corresponding Sample Mortgage Loan, as shown on the Note, or
(b)	“RT,” as shown on the Preliminary Data File, if the Amount to Borrower is less than or equal to the lesser of (i) $1,000 or (ii) 1% of the original principal balance of the corresponding Sample Mortgage Loan, as shown on the Note.

For the purpose of comparing the property purpose Sample Mortgaged Property Characteristic for Sample Numbers 64-1, 77-1, 97-1, 178-1, 209-1, 287-1, 289-1, 342-1, 482-1, 540-1 and 547-1, the Sponsor, on behalf of the Depositor, instructed us to note agreement with a property purpose of:

(a)	“CO,” as shown on the Preliminary Data File, if the Amount to Borrower is greater than the greater of (i) $2,000 or (ii) 2% of the original principal balance of the corresponding Sample Mortgage Loan, as shown on the Note, or
(b)	“RT,” as shown on the Preliminary Data File, if the Amount to Borrower is less than or equal to the greater of (i) $2,000 or (ii) 2% of the original principal balance of the corresponding Sample Mortgage Loan, as shown on the Note.

vi.	For the purpose of comparing the market rent Sample Mortgaged Property Characteristic, the Sponsor, on behalf of the Depositor, instructed us to ignore differences of +/- $1.00 or less.

vii.	For the purpose of comparing the original term to maturity Sample Mortgage Loan Characteristic for each Sample Mortgage Loan that does not have the original term to maturity specifically stated on the Note, the Sponsor, on behalf of the Depositor, instructed us to recalculate the original term to maturity as the sum of:
(a)	The difference in months between the maturity date and first payment date, both as shown on the Note, and
(b)	1.

Exhibit 1 to Attachment A Page 5 of 7

Notes: (continued)

viii.	For the purpose of comparing the initial periodic cap Sample Mortgage Loan Characteristic for each Sample Mortgage Loan with an ARM margin value greater than “0.000(%),” as shown on the Note (each, a “Sample ARM Mortgage Loan”), the Sponsor, on behalf of the Depositor, instructed us to recalculate the initial periodic cap as the difference between the:
(a)	Initial rate adjustment maximum interest rate and
(b)	Initial interest rate,

both as shown on the Note.

For each Sample Mortgage Loan that is not a Sample ARM Mortgage Loan (each, a “Sample FRM Mortgage Loan”), the Sponsor, on behalf of the Depositor, instructed us not to compare the initial periodic cap Sample Mortgage Loan Characteristic.

ix.	For the purpose of comparing the life rate cap Sample Mortgage Loan Characteristic for each Sample ARM Mortgage Loan, the Sponsor, on behalf of the Depositor, instructed us to recalculate the life rate cap as the difference between the:
(a)	Subsequent rate adjustment maximum interest rate and
(b)	Initial interest rate,

both as shown on the Note.

For each Sample FRM Mortgage Loan, the Sponsor, on behalf of the Depositor, instructed us not to compare the life rate cap Sample Mortgage Loan Characteristic.

x.	For the purpose of comparing the initial rate adjustment period Sample Mortgage Loan Characteristic for each Sample ARM Mortgage Loan, the Sponsor, on behalf of the Depositor, instructed us to recalculate the initial rate adjustment period as the difference in months between the:
(a)	Change date and
(b)	First payment date,

both as shown on the Note.

For each Sample FRM Mortgage Loan, the Sponsor, on behalf of the Depositor, instructed us not to compare the initial rate adjustment period Sample Mortgage Loan Characteristic.

Exhibit 1 to Attachment A Page 6 of 7

Notes: (continued)

xi.	For the purpose of comparing the original loan-to-value ratio Sample Mortgage Loan Characteristic for each Sample Mortgage Loan, the Sponsor, on behalf of the Depositor, instructed us to recalculate the original loan-to-value ratio of each Sample Mortgage Loan by:
(a)	Calculating the property value (the “Property Value”) of each related Sample Mortgaged Property as:
(1)	In the case of a Sample Purchase Property, the lesser of (A) the appraisal value, as shown on the Appraisal or Underwriting Approval (in accordance with note ii., as applicable), and (B) the purchase price (if applicable), as shown on the Settlement Statement, and
(2)	In the case of a Sample Mortgaged Property that is not a Sample Purchase Property, the appraisal value (except for Sample Number 452-0, for which the Sponsor, on behalf of the Depositor, instructed us to use the CDA value), as shown on the Appraisal or Underwriting Approval (in accordance with note ii., as applicable),
(b)	Calculating the aggregate property value (the “Loan Value”) as the sum of the Property Values calculated in (a) above,
(c)	Dividing the:
(1)	Original principal balance, as shown on the Note, by
(2)	Loan Value, as calculated in (b) above, and
(d)	Multiplying the value calculated in (c) above by 100.

For the purpose of comparing the original loan-to-value ratio Sample Mortgage Loan Characteristic, the Sponsor, on behalf of the Depositor, instructed us to ignore absolute differences of +/- 0.01% or less.

xii.	For the purpose of comparing the T&I payment Sample Mortgage Loan Characteristic for each Sample Mortgage Loan, the Sponsor, on behalf of the Depositor, instructed us to recalculate the T&I payment of each Sample Mortgage Loan as the sum of the:
(a)	Taxes, as shown on the Payment Letter,
(b)	Insurance, as shown on the Payment Letter, and
(c)	HOA amount (the “HOA Amount”), as shown on the Payment Letter, Appraisal or Underwriting Approval (subject to the instruction provided by the Sponsor, on behalf of the Depositor, described in the succeeding paragraph of this note xii.).

For the purpose of recalculating the T&I payment for each Sample Mortgage Loan, the Sponsor, on behalf of the Depositor, instructed us to use the HOA Amount, as shown on the Appraisal or Underwriting Approval (in accordance with note ii., as applicable), if the T&I payment calculated using the HOA Amount, as shown on the Payment Letter, does not agree with the T&I payment, as shown on the Preliminary Data File.

For the purpose of comparing the T&I payment Sample Mortgage Loan Characteristic, the Sponsor, on behalf of the Depositor, instructed us to ignore differences of +/- $1.00 or less.

Exhibit 1 to Attachment A Page 7 of 7

Notes: (continued)

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, qualifications, assumptions and methodologies provided by the Sponsor, on behalf of the Depositor, that are described in the notes above.

Exhibit 2 to Attachment A

Sample Mortgage Loan and

Sample Mortgaged Property Sample Characteristic Differences

Sample Number	Sample Characteristic	Preliminary Data File Value	Source Document Value

22-1	Property condition	C4	C3

66-1	Purchase price (if applicable)	[REDACTED]	[REDACTED]

83-1	Property condition	C3	C2

85-0	Prepayment penalty type	54321 Penalty for Prepay	321 Penalty for Prepay

113-1	Property condition	C3	C2

165-1	Property condition	C3	C4

177-1	Property condition	C3	C4

178-1	Property condition	C3	C4

186-1	Property condition	C3	C4

207-1	Property condition	C3	C4

261-0	Prepayment penalty type	321 Penalty for Prepay	54321 Penalty for Prepay

452-1	Appraisal value	[REDACTED]	[REDACTED]

500-0	Prepayment penalty type	1 Penalty for Prepay	3 Penalty for Prepay

588-3	Appraisal value	[REDACTED]	[REDACTED]